Exhibit 10.4.2



                       START-UP LOAN TRANCHE SUPPLEMENT

This Start-Up Loan Tranche Supplement is made between Northern Rock plc (the "Issuer Start-Up Loan Provider"), Granite Master Issuer plc ("Master Issuer") and The Bank of New York (the "Issuer Security Trustee") in relation to the provision of a Start-Up Loan Tranche by the Issuer Start-Up Loan Provider to the Master Issuer on the following terms:

o   Closing Date        -    24 January, 2007

o   Principal amount    -    (GBP)99,150,000

o   Interest rate       -    LIBOR for one month sterling deposits plus 0.9 per
                             cent. per annum

o   Payment Dates       -    Each Monthly Payment Date or, if such date is
                             not a London Business Day, then the next following
                             London Business Day

This Start-Up Loan Tranche Supplement is supplemental to the Start-Up Loan Agreement dated 19 January, 2005, as the same may be amended from time to time, between the parties hereto (the "Start-Up Loan Agreement"). Capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the Start-Up Loan Agreement.

This Start-Up Loan Tranche Supplement is made on 24 January, 2007.


as Master Issuer
EXECUTED for and on behalf of                      )
GRANITE MASTER ISSUER PLC                          )
acting by a director                               )


/s/ Ian Bowden
-------------------------
Name:  Ian Bowden
       Representing L.D.C. Securitisation Director No. 1 Limited



as Issuer Start-Up Loan Provider
EXECUTED for and on behalf of                      )
NORTHERN ROCK PLC                                  )
by                                                 )


/s/ David Johnson
-------------------------
Name: David Johnson
as Issuer Security Trustee
EXECUTED for and on behalf of                      )
THE BANK OF NEW YORK                               )
by                                                 )


/s/ Helen Kim
-------------------------
Name: Helen Kim
Vice President
The Bank of New York



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